EXHIBIT 10.16
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                            AGREEMENT

     This is an Agreement made May 25, 1999, by and among Commerce Group Corp. ("Commerce"), a Wisconsin corporation with its principal place of business at 6001 North 91st Street, Milwaukee, Wisconsin, 53225, and The Interactive Business Channel ("IBC"), a Delaware corporation, with its principal place of business located at 19800 MacArthur Boulevard, #880, Irvine, California, 92612, and Ecomm Group Inc. ("Ecomm"), a Wisconsin corporation with its principal place of business at 6001 North 91st Street, Milwaukee, Wisconsin, 53225.

     WHEREAS, on the 27th day of January, 1999, Commerce and IBC entered into an Agreement, to, among other things, develop Ecomm's Web Portal site;

     WHEREAS, the parties wish to modify certain provisions of that agreement;

     NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1. Web Site Development. The IBC will continue to design, develop, market and manage Ecomm's Web Portal site. The parties incorporate by reference the "MyInternet.to" Ecomm Group Inc. Business Plan and projections prepared by Matthew Marcus, and acknowledge that will be the basic plan for the web portal going forward from this date, which plan can be from time to time modified by the mutual agreement of the parties. As President of Ecomm, Matthew Marcus will manage the development of Ecomm's Web Portal site.

     2. Compensation. As compensation for the services of IBC and Matthew Marcus, Commerce agrees to transfer to IBC 500,000 Rule 144 Restricted shares of Commerce's ten cent ($0.10) par value common stock after certain dates in accordance with the following timetable:

     1 month after this agreement is signed        100,000 shares
     2 months after this agreement is signed       100,000 shares
     3 months after this agreement is signed       100,000 shares
     4 months after this agreement is signed       100,000 shares
     5 months after this agreement is signed       100,000 shares

     3. January 27, 1999 Agreement. In all other respects, the January 27, 1999 Agreement will remain in effect.


     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in triplicate on the day and year first above written.

COMMERCE GROUP CORP.            INTERACTIVE BUSINESS CHANNEL, INC.


/s/ Edward L. Machulak          /s/ Matthew Marcus
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By:  Edward L. Machulak         By:  Matthew Marcus, President
     President


ECOMM GROUP INC.


/s/ Matthew Marcus
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By:  Matthew Marcus, President